1 Resource America, Inc. September 2013

Resource America Overview Resource America, Inc., (NASDAQ: REXI) (the “Company”) is an asset management company that specializes in real estate and credit investments. The Company manages gross aggregate assets under management of more than $16 billion. Resource America’s objective is to be best in class among asset managers in the real estate and credit sectors as measured by returns to our investors and the quality of the funds and businesses we manage. Most of the senior management team has worked together for over 15 years. Resource America’s investments emphasize consistent value and long-term returns with an income orientation. Equity Market Capitalization: $151 million1 Investment Professionals: 57  Office Locations: New York, Philadelphia, London Los Angeles, Denver, Singapore  Fully Diluted Shares: 21,900,0002  Net Corporate Debt: $0 1 - As of 8/31/2013 2- 6/30/2013 number adjusted for August share buyback 2

Assets Under Management * As of 8/31/13 Sector Product Real Estate Debt Resource Capital Corp. $ 1,063 Real Estate Equity Opportunity REIT* 415$ Real Estate Funds 670 $ 1,085 Credit CVC Credit Partners 9,061$ ABS 4,482 $ 13,543 Other Various $ 630 Total $ 16,321 AUM ( in MM) as of 6/30 3

Real Estate Debt The Company is the external manager of Resource Capital Corp. (NYSE:RSO), a publicly traded commercial mortgage REIT. RSO has an equity market cap of $836 million* including a $1.06 billion real estate debt portfolio. RSO has a powerful core platform and established management team in origination, acquisition, asset management and securitization of real estate debt and debt securities. The team focuses on originating transitional real estate loans and managing commercial mortgage-backed securities. RSO has consistently paid a cash dividend since inception in 2005 and has raised over $310 million in the last 12 months. Resource America earns a 1.5% base fee plus a 25% incentive fee over an 8% return, along with expense reimbursements. * This includes preferred equity as of 8/31/13 4

Real Estate Equity Opportunity REIT The Company is the external manager of Resource Real Estate Opportunity REIT, a publicly registered non-traded REIT, that is being sold through our extensive broker-dealer channel. The Opportunity REIT has raised approximately $415 million to date and is raising around $35 million a month and growing. Resource Real Estate Opportunity REIT II, Inc., a newly formed publicly registered non-traded REIT, has filed a Form S-11 to raise up to $1 billion, to be managed by Resource America. Currently 71 Broker-Dealers with over 45,000 representatives have signed agreements to sell Resource Real Estate Opportunity REIT. Resource America earns a 2% acquisition fee, a 1% annual asset management fee, 4.5% of gross rental income property management fees, and an incentive of 25% over a 10% hurdle. Real Estate Funds  8 Real Estate Partnerships that have invested in a total of 44 properties with a carried value of $600 million  Joint Venture focused on distressed real estate with Varde, a privately held $7 billion investment management company located in Minneapolis, MN. The JV has invested $168 million to date across 20 properties and currently holds $57 million in assets across five properties. 5

Credit The Company owns 33% of CVC Credit Partners L.P., (“CCP”) a partnership jointly owned with CVC Capital Partners, one of the world’s leading private equity and investment advisory firms. CCP is an independent credit asset management and investment group focusing on sub-investment grade corporate debt in the United States and Europe. Portfolio Snapshot • $9.6 Billion in AUM ($7.1 Billion in the US, $2.5 Billion in Europe) • 32 Vehicles (22 in the US, 10 in Europe) Over the last 18 months:  CCP has closed 5 CLO’s with assets over $2.4 billion  Completed a $450 million European Public Offering for CVC Credit Partners European Opportunities Limited Fund  Closed $360 million in Global Managed Accounts  Raised $55 million in additional capital in CVC Credit Opportunities Fund Winner of the Creditflux 2012 Best CLO Manager Award. CCP HAS RAISED $3.3 Billion 18 MONTHS 6

ABS / New Products ABS • The Company manages 22 securitizations for institutional investors comprised of Bank and Insurance Trust Preferred Securities, ABS and CMBS. The group that manages these securitizations also manages a series of private equity funds that invest exclusively in US banks. New Products • The Company launched the Diversified Income Fund in Q2 2013, an alternative real estate income mutual fund that invests across global securities, credit and unlisted real estate funds. The target market for this product is affluent investors, to which we are currently distributing the Opportunity REIT, although the Diversified Income fund will be able to market to a wider audience given its mutual fund status. • The Company launched its institutional real estate global securities business with a joint venture with Channel Capital, an affiliate of an Australian fund manager, Solaris Investment Management with several billion dollars of institutional equity under management. 7

All Systems In Place High Quality Investment Platforms Long-term Track Record Robust Distribution Channels Capital Invested in Solid Infrastructure Strong and Experienced Team 8

Right Markets, Right Time Our core competencies are in markets that are huge and expanding - real estate and credit products  Non-Traded REIT Market • This is an $80 billion equity market cap sector • Market capitalization of the sector is forecast to expand to nearly $100 billion by the end of 2013 (Stanger Market Pulse, August 2013) • We are one of only 15 major players that actively accesses this capital and it is long-term “sticky” money • Core competencies and track record in managing and acquiring multifamily properties sets us apart from others  Mortgage REIT Market • There has been over $26 billion raised for mortgage REITs since last year alone • YTD $12 billion was raised in the commercial mortgage REIT space, and we are one of roughly 10 commercial players with access to this capital (Deutsche Bank Mortgage REIT Issuance Review, Sept. 2013) • The number of deals and players in this market has been relatively constant, while the capital available has increased year over year and is permanent  Credit Market • The credit fundraising market place is tremendous and expanding rapidly • The Company has partnered with CVC Capital, one of the world’s leading private equity and investment advisory firms, which offers us introductions to large managed accounts • Our ability to grow increases exponentially with this partnership and gives us access to global markets 9

Strong Company – Growth Business Real Estate Equity Raised by Year Note: Based on calendar year * Actual through July 31, 2013, projected through December 31, 2013 Successful Penetration of Fundraising Channels and Creation of New Products $ ( in M il lio n s) CAGR = 61% 0 100 200 300 400 500 600 700 2010 2011 2012 2013* 10

Real Estate Business – Increased Equity Generates Greater Fees $ ( in M il lio n s) As Our AUM Has Grown, so have the Fees that REXI receives Note: Based on fiscal year * 2013 and 2014 are projected values, 2013 actual numbers are through 6/30/2013, projected through 9/30/13. 0 5 10 15 20 25 30 35 2011 2012 2013* 2014* Other Real Estate Acquisition Fees Incentive Management Fees Base Management Fees Real Estate Asset Management Fees CAGR = 29% 11

Adjusted Cash Flow From Continuing Operations Equates to Shareholder Value $ ( in M il lio n s ) Note: Based on fiscal year, 2013 includes projected results for Q4 and 2014 is a projected value * Equals net income before taxes plus depreciation and non cash charges -10 -5 0 5 10 15 20 2011 2012 Projected 2013 Projected 2014 Adjusted Cash from Operations* 12

Incremental Fundraising Propels Exponential Growth If we continue to raise the same amount of capital as projected for 2014… If we increase our fund raising at a 25% compounded annual rate… 2014 2015 2016 2017 Funds Raised 725,943 907,429 1,134,286 1,4 ,858 Adjusted Cash Flow 1 ,000 22,052 0,590 42,242 13 Note: Results for 2015-2017 are for illustrative purposes and do not represent company projections 2014 2015 2016 2017 Funds Raised 725,943 72 ,943 725,943 725,943 Adjusted Cash Flow 1 ,000 18,81 2,6 2 7,574

Tipping Point  We are in huge multi-billion dollar market places with access to lots of perpetual and “sticky” capital that produce fees for long periods of time  Fundraising is at a record pace in our core asset management businesses  We have developed these major platforms and solid distribution channels  Investments in infrastructure have now taken place in our platforms:  Greatly expanded the wholesale distribution force for our private REIT Channel  Acquisition of property management platform with 500 professionals  Invested in significantly experienced professionals from Goldman Sachs to build out our credit team and platform  We have tremendous operating leverage across all of our businesses, additional funds raised produce incremental revenues with higher margins  Margins are increasing and the fees the businesses generate are increasing as well through recurring asset management fees, property management fees, acquisition fees, disposition fees, exit and performance fees 14

Balance Sheet is Strong • Simplified the businesses • Significantly reduced debt, Effectively deleveraged the Company • Liquidity has increased By Year YE YE YE QE 9/30/2010 9/30/2011 9/30/2012 6/30/13 Cash per financials 11,243 24,455 19,393 12,173 RSO stock 15,519 12,621 15,501 17,106 Potential Liquidation of Security Positions 6,222 2,355 5,174 12,017 Potential Liquidation of Fund Interests 3,705 3,476 3,983 4,437 Total adjusted liquidity 36,689 42,908 44,051 45,733 enior Notes 18,820 18,820 10,000 10,000 TD Facility 14,127 8,743 - - Republic/Sovereign - - - - Total debt 32,947 27,563 10,000 10,000 Cash and Liquidity Net of Debt 3,743 15,345 34,051 35,733 Availability 10,497 Cash and Liquidity, Net of Debt, + Availability 46,230 15

What will we do with this excess cash? More dividends? Increased dividends? Buy back more stock? Invest in businesses? 16